Exhibit 99.2
EARNINGS PRESENTATION 4Q 2022 Alerus

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation .. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature .. Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus Financial Corporation .. Forward - looking statements are neither historical facts nor assurances of future performance .. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions .. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control .. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements .. Therefore, you should not rely on any of these forward - looking statements .. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : interest rate risks associated with our business, including the effects of recent and anticipated rate increases by the Federal Reserve ; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses ; new or revised accounting standards, including as a result of the implementation of the new Current Expected Credit Loss Standard ; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including continued rising rates of inflation ; the overall health of the local and national real estate market ; concentrations within our loan portfolio ; the level of nonperforming assets on our balance sheet ; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022 ; the impact of economic or market conditions on our fee - based services ; our ability to continue to grow our retirement and benefit services business ; our ability to continue to originate a sufficient volume of residential mortgages ; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity - related incidents ; interruptions involving our information technology and telecommunications systems or third - party servicers ; potential losses incurred in connection with mortgage loan repurchases ; the composition of our executive management team and our ability to attract and retain key personnel ; rapid technological change in the financial services industry ; increased competition in the financial services industry from non - banks such as credit unions and Fintech companies, including digital asset service providers ; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short - term borrowings ; the effectiveness of our risk management framework ; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject ; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank ; the extensive regulatory framework that applies to us ; the impact of recent and future legislative and regulatory changes ; fluctuations in the values of the securities held in our securities portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio ; governmental monetary, trade and fiscal policies ; risks related to climate change and the negative impact it may have on our customers and their businesses ; severe weather, natural disasters, widespread disease or pandemics, such as the COVID - 19 global pandemic, the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients, and our operations, including due to supply chain disruptions, as well as any changes to federal, state, or local government laws, regulations, or orders in response to the pandemic ; acts of war or terrorism, including the Russian invasion of Ukraine, or other adverse external events ; any material weaknesses in our internal control over financial reporting ; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate, as well as the development and implementation of other alternative reference rates ; changes to U .. S .. or state tax laws, regulations and guidance, including the new 1 .. 0 % excise tax on stock buybacks by publicly traded companies ; talent and labor shortages and employee turnover ; our success at managing the risks involved in the foregoing items ; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission .. Any forward - looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made .. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise .. Non - GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U .. S .. Generally Accepted Accounting Principles, or GAAP .. Management uses certain non - GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non - GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation .. This presentation includes a reconciliation of each non - GAAP financial measure to the most comparable GAAP equivalent .. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof .. Certain of the information contained herein may be derived from information provided by industry sources .. We believe that such information is accurate and that the sources from which it has been obtained are reliable .. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information .. DISCLAIMERS

2 Retirement and Benefit Revenue 31.8% Wealth Management Revenue 9.9% Mortgage Revenue 8.0% Banking Fees 3.0% Net Interest Income 47.3% FOR THE TWELVE MONTHS ENDED DEC EMBER 31 , 2022 Noninterest income: $111.2 million Net interest income: $99.7 million $27.8 $31.9 $34.2 $36.7 $32.1 2018 2019 2020 2021 2022 OUR MISSION ▪ To positively impact our clients’ financial potential - through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 12/31/2022. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefits AUA/AUM Wealth Management AUA/AUM $2.6 $3.1 $3.3 $4.0 $3.6 2018 2019 2020 2021 2022 NONINTEREST INCOME AS A % OF REVENUE: 52.7% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.8 billion Banking assets ▪ $32.1 billion Retirement and Benefits AUA/AUM ▪ $3.6 billion Wealth Management AUA/AUM ▪ $812.3 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.2 $2.4 $3.0 $3.4 $3.8 2018 2019 2020 2021 2022

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 12/31/2022. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and welfare administration BUSINESS BANKING • Commercial and commercial real estate lending • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT AND BENEFITS 32% of Revenue 8% of Revenue 10% of Revenue 50% of Revenue

4 FRANCHISE FOOTPRINT FULL - SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full - service banking offices ▪ Grand Forks, ND: 4 full - service banking offices ▪ Fargo, ND: 3 full - service banking offices ▪ Twin Cities, MN: 6 full - service banking offices ▪ Phoenix, AZ: 3 full - service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,500 consumer clients ▪ 16,600 commercial clients ▪ 8,100 employer - sponsored retirement plans Data as of 12/31/2022. ▪ 384,800 employer - sponsored retirement plan participants ▪ 69,000 health savings account participants ▪ 37,900 flexible spending account/health reimbursement arrangement participants

5 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,915) LOANS ($2,444) (1) ARB ASSETS UNDER ADMIN/MGMT. ($32,123) WM ASSETS UNDER ADMIN/MGMT. ($3,583) MORTGAGE ORIGINATIONS ($812) ($ IN MILLIONS) Data as of 12/31/2022. 1 – Loans in our national market are purchased participation loans not sourced directly through advisors located in one of our g eographical markets. LEGEND 31.1% 49.1% 17.4% 2.4% 38.4% 24.9% 12.4% 24.3% 5.4% 91.4% 3.2% 73.4% 10.4% 3.4% 12.8% 9.0% 13.2% 77.8%

6 ONE ALERUS REINVENTION OF PROCESSES We consistently seek new ways to enhance efficiencies and improve scalability TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $691.6 million as of December 31, 2022 Cumulative rollovers have added $1.1 billion of assets under management Residential real estate first mortgages totaled $679.6 million in the fourth quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We provide comprehensive products and services to clients including banking, mortgage, wealth management, and retirement and benefits ONE ALERUS STRATEGY Our collaborative One Alerus culture brings our product and service offerings to clients in a cohesive and seamless manner. We believe One Alerus enables us to achieve future organic growth through client acquisition, retention and expansion to provide strong returns to our stockholders and employees through our ESOP. CULTURE + BUSINESS MODEL = SUSTAINED TOP TIER SHAREHOLDER RESULT S ONE ALERUS

STRATEGIC GROWTH

To supplement our strong organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines:

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
EXPANDED TO NEW HAMPSHIRE
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2022
Acquired Metro Phoenix Bank (Phoenix, AZ)

7 ALERUS

8 ▪ Diversified client base consists of 38,500 consumers clients , 16,600 commercial clients and over 384,800 employer - sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift - out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast - follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and Chief Executive Officer
6 years with Alerus



AL VILLALON
Executive Vice President and Chief Financial Officer
Joined Alerus in 2022



JIM COLLINS
Executive Vice President and Chief Banking and Revenue Officer
Joined Alerus in 2022



KARIN TAYLOR
Executive Vice President and Chief Risk Officer
5 years with Alerus



MISSY KENEY
Executive Vice President and Chief Engagement Officer
18 years with Alerus



JON HENDRY
Executive Vice President and Chief Technology Officer
39 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



MICHAEL MATHEWS
Since 2019
Former CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.

9

ALERUS

10 FOURTH QUARTER HIGHLIGHTS

11 ▪ Reported net income of $10.9 million for the fourth quarter of 2022, or $0.53 per diluted common share. ▪ Loans increased $686.0 million, or 39.0%, compared to the end of the fourth quarter of 2021. Excluding the $270.4 million in loans acquired from Metro Phoenix Bank, organic loan growth increased $415.6 million compared to the end of the fourth quarter of 2021. ▪ Return on Assets increased 15 bps from the fourth quarter of 2022 to 1.17%. ▪ Net interest income decreased $1.4 million, or 4.8%, compared to the third quarter, primarily due to deposit rate increases in a highly competitive deposit environment driven by rapid rate increases by the Federal Reserve Bank. ▪ Net interest margin decreased 12 basis points due to a 79 basis point increase on interest - bearing liabilities, a result of rising rates, partially offset by a 45 basis point increase in interest earning asset yields, led by a 49 basis point increase in loan yields. ▪ Maintained strong credit quality. No additional provision expense was recorded for the quarter. Allowance for loan losses to non - performing loans was 821%. SUCCESS IS NEVER FINAL Q4 2022 SUMMARY

Q4 2022 FINANCIAL HIGHLIGHTS

INCOME STATEMENT

	Three months ended			Year ended	
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
(dollars and shares in thousands, except per share data)					
Net Interest Income	$ 26,964	$ 28,316	$ 22,789	$ 99,729	$ 87,099
Provision for Loan Losses	—	—	(1,500)	—	(3,500)
Net Interest Income After Provision for Loan Losses	26,964	28,316	24,289	99,729	90,599
Noninterest Income	25,517	27,010	33,718	111,223	147,387
Noninterest Expense	37,948	42,767	41,276	158,770	168,909
Income Before Income Taxes	14,533	12,559	16,731	52,182	69,077
Income Tax Expense	3,624	2,940	4,026	12,177	16,396
Net Income	$ 10,909	$ 9,619	$ 12,705	$ 40,005	$ 52,681
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.53	$ 0.47	$ 0.72	$ 2.10	$ 2.97
Diluted Average Common Shares Outstanding	20,232	20,230	17,480	18,884	17,486
Performance Ratios					
Return on Average Total Assets	1.17 %	1.02 %	1.50 %	1.14 %	1.66 %
Return on Average Tangible Common Equity [1]	16.63 %	13.89 %	17.36 %	15.09 %	18.89 %
Noninterest Income as a % of Revenue	48.62 %	48.82 %	59.67 %	52.72 %	62.86 %
Net Interest Margin (Tax-Equivalent)	3.09 %	3.21 %	2.84 %	3.04 %	2.90 %
Efficiency Ratio [1]	69.62 %	74.76 %	71.06 %	72.86 %	70.02 %

1 – Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

12

ALERUS

13 PERFORMANCE RATIOS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 3 – Q3 2022 Rates segregate merger and acquisition expenses associated with the acquisition of Metro Phoenix Bank. 1.50% 1.02% 1.17% 0.15% 1.17% Q4 2021 Q3 2022 Q4 2022 Return on Average Assets (2)/(3) 17.36% 13.89% 16.63% 1.86% 15.75% 16.63% Q4 2021 Q3 2022 Q4 2022 Return on Average Tangible Common Equity (1)/(2)/(3) $17.87 $13.76 $14.37 Q4 2021 Q3 2022 Q4 2022 Tangible Book Value per Share (1)

14 KEY BALANCE SHEET ITEMS DOLLARS IN MILLIONS $1,718.5 $1,976.1 $2,358.2 $64.2 $5.2 $1.6 $281.1 $1,782.7 $2,262.4 $2,359.8 Q4 2021 Q3 2022 Q4 2022 Average Loans Core Loans PPP Loans MPB Loans $2,019.4 $1,838.9 $2,092.1 $851.2 $829.1 $870.9 $327.1 $2,870.6 $2,995.1 $2,963.0 Q4 2021 Q3 2022 Q4 2022 Average Deposits Interest-Bearing Deposits Non-Interest Bearing Deposits MPB Deposits Core 4.5% Linked Quarter Loans 37.2% Year-over-year Average (1.1)% Linked Quarter Deposits 3.2% Year-over-year

15 1.30% 1.39% 1.73% 1.80% 1.27% 0.16% 1.43% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2018 2019 2020 2021 2022 318% 306% 674% 1,437% 821% 00% 200% 400% 600% 800% 1,000% 1,200% 1,400% 1,600% 2018 2019 2020 2021 2022 0.33% 0.33% 0.17% 0.09% 0.10% 0.00% 0.20% 0.40% 0.60% 0.80% 2018 2019 2020 2021 2022 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) 1 RESERVES / NPLS (%) ▪ Solid asset quality based on low levels of nonperforming assets. ▪ Strong reserve levels as criticized loans remain low and below pre - pandemic levels. ▪ Strong credit quality as evidenced by historic net charge - off ratio of 27 bps, dating back 25 years. NCO/ Avg Loans 0.18% 0.33% 0.03% (0.04)% 0.02% 1 – The 2022 total segregates loans acquired from Metro Phoenix Bank

16 STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.3 billion and increased 2.4% YoY. Consumer transaction accounts totaled $708.1 million and decreased 4.2% YoY. ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $669.6 million, with a YTD cost of 0.41%. ▪ CD portfolio is primarily 6 - month maturity CD with over 50% held by clients for 10+ years ▪ Stable deposit relationships with 23 - year average tenure on 10 largest depositors. As of December 31, 2022, core deposits totaled $2.9 billion or 98% of our total deposits OVERVIEW AS OF DECEMBER 31 , 2022 DECEMBER 31, 2022 DEPOSIT FUNDING ($2,915 MM ) LOW COST OF FUNDS Data YTD as of 12/31/2022. Non - Interest Bearing Deposits 29.5% Money Market & Savings Deposits 39.0% Interest - Bearing Demand Deposits 18.5% Time Deposits 7.3% HSA Deposits 5.7% 0.32% 0.45% 0.51% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest- Bearing Deposits Total Cost of Funds 2019 2020 2021 2022

17 12.9% 16.7% 16.8% 18.6% 16.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2018 2019 2020 2021 2022 7.5% 11.1% 9.2% 9.8% 11.3% 8.9% 12.9% 13.2% 15.1% 13.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 2022 Tier 1 Leverage Tier 1 Capital STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized. (dollars in thousands) Cash and cash equivalents $54,242 Unencumbered securities – AFS 707,836 FHLB borrowing availability 531,583 Brokered CD capacity 755,927 Fed funds lines 102,000 Total as of 12/31/2022 $2,151,588 Tier 1 Capital Leverage Regulatory Capital Minimum to be considered well capitalized. 8.4% 12.5% 12.8% 14.7% 13.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 2022

18 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, net gains (losses) on investment securities, speci fic interchange income and other noninterest income. $20,570 $28,218 $26,939 $2,219 $98 $25 $22,789 $28,316 $26,964 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q4 2021 Q3 2022 Q4 2022 Net Interest Income Net Interest Income PPP fees $18,552 $16,597 $16,599 $5,633 $4,852 $5,144 $7,967 $3,782 $2,170 $1,566 $1,779 $1,604 $33,718 $27,010 $25,517 Q4 2021 Q3 2022 Q4 2022 Noninterest Income Retirement and benefits Wealth management Mortgage banking Other(1) Net Interest (4.8%) Linked Quarter Income 18.3% Year-over-year Noninterest (5.5)% Linked Quarter Income (24.3)% Year-over-year

19 NET INTEREST MARGIN (NIM) LOAN YIELD (1) /N ET INTEREST MARGIN (1) QUARTERLY HIGHLIGHTS AVERAGE EFFECTIVE FF RATE/COST OF FUNDS (1) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve. ▪ Loan yield increased as a result of an increase in the average rate received from loans compared to Q3 2022. ▪ Average loans increased $97.4 million compared to Q3 2022, primarily due to a $50.9 million increase in average commercial loans. ▪ Net interest margin decreased 12 basis points, primarily due to a 51 basis point increase on the average rate paid on deposits. Purchase accounting accretion impacted net interest margin by 10 bps in Q4 2022. ▪ The average rate paid on short - term borrowings and fed funds purchased increased 143 basis points compared to Q3 2022. ▪ The average balance of short - term borrowings and fed funds purchased increased as loan growth outpaced deposit growth in Q4 2022. 1.83% 2.16% 0.08% 1.68% 0.97% 0.51% 0.20% 0.51% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 2022 Average effective FF rate Cost of funds 4.97% 4.35% 4.14% 4.33% 3.65% 3.16% 2.73% 3.02% 0.06% 0.17% 0.02% 3.22% 2.90% 3.04% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2019 2020 2021 2022 Loan yield NIM ex. PPP Effect of PPP

NII AND LOAN FLOORS

VARIABLE RATE FLOORS BY INDEX

$ in Millions Index	Above the Floor	At the Floor	No Floor	Total	Total %
Prime	$ 342	$ 36	$ 170	$ 548	53.0%
1 Month LIBOR	–	–	146	146	14.1%
12 Month LIBOR	92	2	18	112	10.8%
FHLB 5 Year	13	16	10	39	3.7%
Other	77	73	40	190	18.4%
Total	$ 524	$ 127	$ 384	$1,035	100.0%
Percent of Total	50.6%	12.3%	37.1%	100.0%	

VARIABLE RATE FLOORS

$ in Millions	Balance	% of Total Balance	Cumulative % of Total Balance
No Floors	$ 384	37.1%	37.1%
At Floor	127	12.3%	49.4%
0-50 bps above floor	30	2.9%	52.3%
>50bps to above floor	494	47.7%	100.0%
Total	$ 1,035	100.0%	

NET INTEREST INCOME



Increase
Decrease
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$28,316
$(73)
$108
$3,502
$(52)
$(4,837)
$-
$26,964
Q2 2022
PPP
Asset Volume/Mix
Asset Rate
Liability Volume/Mix
Liability Rate
Accrual Days
Q3 2022

NIM:	3.21%	0.01%	0.29%	(0.01)%	0.00%	(0.41)%	0.00%	3.09%

QUARTER OVER QUARTER HIGHLIGHTS

- Average loan rates increased 49 basis points due to loans repricing as a result of a rising interest rate environment.
- Short-term borrowings and fed funds purchased increased in the quarter due to loan growth outpacing deposit growth
- Cost of deposits increased due to a more competitive deposit environment arising from higher interest rates and from banks looking to fund loan growth.
- Per our last 10-Q, assuming a parallel move in interest rates, +300 bps move would result in a decrease in net interest income of 10.1% in the following 12 months but a 2.4% increase in the following 24 months. A +400 bps move would result in a 13.4% decrease in the following 12 months but a 0.7% increase in the following 24 months.

20 ALERUS

21 RETIREMENT AND BENEFITS OVERVIEW – 8,100 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX 2 ▪ RETIREMENT (58% of Revenue) - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES (10% of Revenue ) - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE (11% of Revenue ) - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $145.4 million YTD 12/31/2022 • Deposits $692 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts • Commercial Banking client expansion ($ in Millions) QUARTERLY RESULTS ($ 000s) 1 Net Income: $28,404 $25,720 $31,545 $40,929 Revenue: $63,811 $60,956 $71,709 $67,135 Profit Margin: 44.5% 42.2% 44.0% 61.0% Profit Margin: 47.5% 63.1% 69.6% Recurring annual plan revenue 81% Transaction based revenue 19% $8,808 $10,467 $11,555 $18,552 $16,597 $16,599 $0 $5,000 $10,000 $15,000 $20,000 Q4 2021 Q3 2022 Q4 2022 Net Income Revenue 1 – Net income before tax and indirect allocations. Includes funds transfer pricing credit of deposits sourced by division .. 2 – Revenue mix includes 35% market sensitive revenue. $31,905 $34,200 $36,733 $32,123 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2019 2020 2021 2022 AUA/AUM Participants

22 $3,446 $3,276 $4,227 $5,633 $4,852 $5,144 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q4 2021 Q3 2022 Q4 2022 Net Income Revenue $3,103 $3,339 $4,040 $3,583 $0 $1,000 $2,000 $3,000 $4,000 2019 2020 2021 2022 ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) QUARTERLY RESULTS 1 ($ 000s) Net Income: $8,314 $9,162 $12,183 $14,891 Revenue: $15,502 $17,451 $21,052 $20,870 Profit Margin: 53.6% 52.2% 57.9% 71.4% Profit Margin: 61.2% 67.5% 82.2% Asset Management 87% Brokerage 9% Insurance & Advisory 4% 1 – Net income before tax and indirect allocations. Includes funds transfer pricing credit of deposits sourced by division ..

23 MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($000s) QUARTERLY RESULT S ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota ▪ Our Twin Cities originators averaged $56 million in annual volume over the last three years ▪ YTD 2,068 loans closed, approximately 88% purchase originations, with approximately 91% sourced from the Twin Cities MSA ▪ Q4 2022 96% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of December 31, 2022, residential real estate first mortgages excluding construction mortgages totaled $644.6 million QUARTERLY ORIGINATIONS 1 – Net income before tax and indirect allocations. Purchase: 71.2% 45.2% 51.2% 88.3% Refinance: 28.8% 54.8% 48.8% 11.7% Purchase: 57.7% 94.0% 92.2% Refinance: 42.3% 6.0% 7.8% $863.4 $1,632.5 $1,592.1 $604.8 $83.0 $146.5 $244.0 $207.5 $946.4 $1,779.0 $1,836.1 $812.3 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2019 2020 2021 2022 Portfolio Sale $295.4 $163.9 $87.4 $61.4 $66.0 $38.9 $356.8 $229.9 $126.3 $- $250.0 $500.0 $750.0 Q4 2021 Q3 2022 Q4 2022 Portfolio Sale Q4 Q1 Q2 Q3 Q4 ($000s) 2021 2022 2022 2022 2022 Orignation and Sale $ 9,812 $ 4,935 $ 5,821 $ 5,028 $ 3,145 Fair Value Changes (1,846) (4) 217 (1,246) (974) Total $ 7,966 $ 4,931 $ 6,038 $ 3,782 $ 2,171 Net income (1) $ 1,329 $ 620 $ 1,387 $ (308) $ (1,489) Profit Margin 16.7% 12.6% 23.0% (8.1%) (68.6%) Gain on Sale Margin 3.2% 2.8% 3.4% 2.6% 3.0%

24 $27,678 $26,247 $24,076 $1,936 $1,926 $1,892 $5,220 $5,373 $4,405 $1,681 $1,314 $1,454 $216 $1,812 $4,545 $6,095 $6,121 $41,276 $42,767 $37,948 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q4 2021 Q3 2022 Q4 2022 Other(1) Nonrecurring expense(2) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, tra vel, mortgage and lending, and other noninterest expense. 2 – Nonrecurring expenses consists of merger & acquisition expense and 1x executive recruiting expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Decrease in compensation expense primarily the result of a decrease in mortgage incentives associated with the decline in mortgage originations as well as an accrual adjustment to performance bonus accruals. ▪ Professional fees and assessments decreased due to the one - time expenses associated with the acquisition Metro Phoenix Bank in Q3 2022. ▪ Business services, software and technology expense decreased as a result of the timing of contract renewals. ▪ Compensation expense decreased primarily due to lower mortgage compensation from a decline in mortgage originations. ▪ Employee benefits decreased primarily due to a decrease in share - based compensation from an acceleration upon employee retirements. ▪ Other noninterest expense increased primarily due to an increase in reserves related to unfunded commitments arising from the growth in our commercial real estate portfolio. Noninterest (11.3)% Linked quarter Expense (8.1)% Year-over-year

25 APPENDIX

26 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 12/31/2022 1 - 4 Residential 1st 26% 1 - 4 Residential Construction 1% 1 - 4 Residential Jr Lien 1% HELOC 5% C&I 22% Ag Production 1% Other CRE 21% Owner Occupied CRE 10% Ag Land 2% Multifamily 4% Retail Indirect 1% Other Consumer 2% RE Construction 4%

27 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL 1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes PPP and ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information , (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub - industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 3% Health Care and Social Assistance 6% Professional, Scientific and Technical Services 8% Manufacturing 11% Real Estate and Rental and Leasing 11% Wholesale Trade 7% Construction 11% Finance and Insurance 11% Other 19% Motor Vehicle and Parts Dealers 7% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Gasoline Stations 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 13%

28 Office 15% Retail 12% Warehouse 16% Manufacturing 1% Commercial Development 2% Mixed Commercial 3% Apartments 14% Hotel 2% Medical or Nursing Facilities 5% Commercial/Land Development 26% Ag Land 4% LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE 1 1 – Loans secured by commercial real estate include multifamily loans, ag land, other CRE, owner occupied CRE, and ag production .. Portfolio Avg FICO Avg LTV Serviced 758 66% Non - Serviced 796 31% Junior 762 76% HELOC 796 74% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Serviced 55% 1 - 4 1st Non - Serviced 5% 1 - 4 Family Jr Liens 3% 1 - 4 Family Revolving 29% 1 - 4 Family Construction 7% Held for Sale 1%

29 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non - revolving C&I loans, ag prod uction, PPP and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Home Equity Lines of Credit Funded Unfunded Funded%

30 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial Commercial and industrial $ 8,925 $ 1,168 $ (1,396) $ 461 $ 9,158 Real estate construction 783 587 — 76 1,446 Commercial real estate 12,376 178 — 134 12,688 Total commercial 22,084 1,933 (1,396) 671 23,292 Consumer Residential real estate first mortgage 6,532 (763) — — 5,769 Residential real estate junior lien 1,295 (288) — 282 1,289 Other revolving and installment 481 30 (153) 170 528 Total consumer 8,308 (1,021) (153) 452 7,586 Unallocated 1,180 (912) — — 268 Total $ 31,572 $ — $ (1,549) $ 1,123 $ 31,146 Ending Balance Year ended December 31, 2022 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Loan Losses

31 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial and industrial $ 9,158 23.9% $ 8,925 24.8% Real estate construction 1,446 4.0% 783 2.3% Commercial real estate 12,688 36.0% 12,376 34.1% Residential real estate first mortgage 5,769 27.8% 6,532 29.1% Residential real estate junior lien 1,289 6.2% 1,295 7.1% Other revolving and installment 528 2.1% 481 2.6% Unallocated 268 — 1,180 — Total loans $ 31,146 100.0% $ 31,572 100.0% total loans December 31, 2022 December 31, 2021 Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage

32 ALLOCATION BY RISK SEGMENT (DOLLARS IN THOUSANDS) ALLOWANCE FOR LOAN LOSSES As of 12/31/2022. 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency. Reserve/ Unguaranteed Reserve/Total Risk Level Loans Loans Pass $ 2,408,636 $ 2,396,975 $ 28,000 1.2% 1.2% Special Mention 21,954 21,954 918 4.2% 4.2% Substandard 9,458 8,761 1,005 11.5% 10.6% Total Loans Evaluated Collectively 2,440,048 2,427,690 29,923 1.2% 1.2% Total Loans Evaluated Individually 3,945 3,945 955 24.2% 24.2% Unallocated — — 268 — — Total 2,443,993 2,431,635 31,146 1.3% 1.3% Amount Total Loans Balance 1 Reserve Unguaranteed

33 FINANCIAL HIGHLIGHTS (dollars in thousands, except where otherwise noted) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Total Assets 3,392,691 $ 3,336,199 $ 3,295,065 $ 3,691,253 $ 3,779,637 $ Total Loans 1,758,020 1,818,042 1,890,243 2,318,231 2,443,994 Total Deposits 2,920,551 2,892,266 2,619,550 2,961,811 2,915,484 Tangible Common Equity 1 307,663 277,818 258,310 275,000 287,330 Net Income 12,705 $ 10,184 $ 9,293 $ 9,619 $ 10,909 $ ROAA (%) 1.50 1.26 1.14 1.02 1.17 ROATCE(%) 1 17.36 14.72 15.25 13.89 16.63 Net Interest Margin (FTE) (%) 2.11 2.83 2.98 3.21 3.09 Efficiency Ratio (FTE) (%) 1 71.06 72.25 74.72 74.76 69.62 Non-Int. Income/Op. Rev. (%) 59.67 57.62 56.20 48.82 48.62 Earnings per common share - diluted 0.72 $ 0.57 $ 0.52 $ 0.47 $ 0.53 $ Total Equity/Total Assets (%) 10.59 9.85 9.32 9.34 9.44 Tang. Cmn. Equity/Tang. Assets (%) 1 9.21 8.46 7.96 7.59 7.74 Loans/Deposits (%) 60.19 62.86 72.16 78.27 83.83 NPLs/Loans (%) 0.12 0.23 0.23 0.23 0.16 NPAs/Assets (%) 0.09 0.15 0.16 0.17 0.10 Allowance/NPLs (%) 1,437.05 752.38 717.92 583.97 820.93 Allowance/Loans (%) 1.80 1.74 1.66 1.34 1.27 NCOs/Average Loans (%) (0.21) (0.03) 0.07 0.07 (0.03) Quarterly 1 – Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”.

34 FINANCIAL HIGHLIGHTS 1 – Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, 18-'22 except where otherwise noted) 2018 2019 2020 2021 2022 CAGR Total Assets 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 $ 14.8% Total Loans 1,701,850 1,721,279 1,979,375 1,758,020 2,443,994 9.5% Total Deposits 1,775,096 1,971,316 2,571,993 2,920,551 2,915,484 13.2% Tangible Common Equity 1 147,152 240,008 274,043 307,663 287,329 18.2% Net Income 25,866 $ 29,540 $ 44,675 $ 52,681 $ 40,005 $ 11.5% ROAA (%) 1.21 1.34 1.61 1.66 1.14 ROATCE(%) 1 21.02 17.46 17.74 18.89 15.09 Net Interest Margin (FTE) (%) 3.84 3.65 3.22 2.90 3.04 Efficiency Ratio (FTE) (%) 1 73.80 73.22 68.40 70.02 72.86 Non-Int. Income/Op. Rev. (%) 57.73 60.50 64.05 62.86 52.72 Earnings per common share - diluted 1.84 1.91 2.52 2.97 2.10 Total Equity/Total Assets (%) 9.04 12.12 10.96 10.59 9.44 Tang. Cmn. Equity/Tang. Assets (%) 1 6.91 10.38 9.27 9.21 7.74 Loans/Deposits (%) 95.87 87.32 76.96 60.19 83.83 NPLs/Loans (%) 0.41 0.45 0.26 0.12 0.16 NPAs/Assets (%) 0.33 0.33 0.17 0.09 0.10 Allowance/NPLs (%) 318.45 305.66 674.13 1,437.05 820.93 Allowance/Loans (%) 1.30 1.39 1.73 1.80 1.27 NCOs/Average Loans (%) 0.18 0.33 0.03 (0.04) 0.02 Annual

NON-GAAP DISCLOSURE RECONCILIATION

($000s, except where otherwise noted)	Quarterly				
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 359,403	$ 328,505	$ 307,158	$ 344,839	$ 356,872
Less: Goodwill	31,490	31,490	31,337	46,060	47,087
Less: Other intangible assets	20,250	19,197	17,511	23,779	22,455
Tangible common equity (a)	307,663	277,818	258,310	275,000	287,330
Total assets	3,392,691	3,336,199	3,295,065	3,691,253	3,779,637
Less: Goodwill	31,490	31,490	31,337	46,060	47,087
Less: Other intangible assets	20,250	19,197	17,511	23,779	22,455
Tangible assets (b)	3,340,951	3,285,512	3,246,217	3,621,414	3,710,095
Tangible common equity to tangible assets (a)/(b)	9.21%	8.46%	7.96%	7.59%	7.74%
Tangible common equity per common share					
Total stockholders' equity	$ 359,403	$ 328,505	$ 307,158	$ 344,839	$ 356,872
Less: Goodwill	31,490	31,490	31,337	46,060	47,087
Less: Other intangible assets	20,250	19,197	17,511	23,779	22,455
Tangible common equity (c)	307,663	277,818	258,310	275,000	287,330
Common shares outstanding (d)	17,213	17,289	17,306	19,987	19,992
Tangible common equity per common share (c)/(d)	$ 17.87	$ 16.07	$ 14.93	$ 13.76	$ 14.37
Return on average tangible common equity					
Net income	$ 12,705	$ 10,184	$ 9,293	$ 9,619	$ 10,909
Add: Intangible amortization expense (net of tax)	832	832	832	1,046	1,046
Net income, excluding intangible amortization (e)	13,537	11,016	10,125	10,665	11,955
Average total equity	357,084	350,545	312,515	372,274	349,812
Less: Average goodwill	30,930	31,490	31,488	48,141	46,283
Less: Average other intangible assets (net of tax)	16,843	15,569	14,737	19,466	18,243
Average tangible common equity (f)	309,311	303,486	266,290	304,667	285,286
Return on average tangible common equity (e)/(f)	17.36%	14.72%	15.25%	13.89%	16.63%
Efficiency Ratio					
Noninterest expense	$ 41,276	$ 38,071	$ 39,984	$ 42,767	$ 37,948
Less: Intangible amortization expense	1,053	1,053	1,053	1,324	1,324
Adjusted noninterest expense (i)	40,223	37,018	38,931	41,443	36,624
Net interest income	22,789	21,673	22,776	28,316	26,964
Noninterest income	33,718	29,470	29,226	27,010	25,517
Tax-equivalent adjustment	99	94	100	112	124
Total tax-equivalent revenue(j)	56,606	51,237	52,102	55,438	52,605
Efficiency ratio (i)/(j)	71.06%	72.25%	74.72%	74.76%	69.62%

35

ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

($000s, except where otherwise noted)	Annual				
	2018	2019	2020	2021	2022
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (a)	147,152	240,008	274,043	307,663	287,329
Total assets	2,179,070	2,356,878	3,013,771	3,392,691	3,779,637
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible assets (b)	2,129,268	2,311,158	2,957,651	3,340,951	3,710,095
Tangible common equity to tangible assets (a)/(b)	6.91%	10.38%	9.27%	9.21%	7.74%
Tangible common equity per common share					
Total stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (c)	147,152	240,008	274,043	307,663	287,329
Common shares outstanding (d)	13,775	17,050	17,125	17,213	19,992
Tangible common equity per common share (c)/(d)	$ 10.68	$ 14.08	$ 16.00	$ 17.87	$ 14.37
Return on average tangible common equity					
Net income	$ 25,866	$ 29,540	$ 44,675	$ 52,681	$ 40,005
Add: Intangible amortization expense (net of tax)	3,664	3,224	3,129	3,460	3,756
Net income, excluding intangible amortization (e)	29,530	32,764	47,804	56,141	43,761
Average total equity	187,341	231,084	310,208	346,059	346,355
Less: Average goodwill	27,329	27,329	27,439	30,385	39,415
Less: Average other intangible assets (net of tax)	19,522	16,101	13,309	18,548	17,018
Average tangible common equity (f)	140,490	187,654	269,460	297,126	289,922
Return on average tangible common equity (e)/(f)	21.02%	17.46%	17.74%	18.89%	15.09%
Efficiency Ratio					
Noninterest expense	$ 136,325	$ 142,537	$ 163,799	$ 168,909	$ 158,770
Less: Intangible amortization expense	4,638	4,081	3,961	4,380	4,754
Adjusted noninterest expense (i)	131,687	138,456	159,838	164,529	154,016
Net interest income	75,224	74,551	83,846	87,099	99,729
Noninterest income	102,749	114,194	149,371	147,387	111,223
Tax-equivalent adjustment	462	347	455	492	429
Total tax-equivalent revenue(j)	178,435	189,092	233,672	234,978	211,381
Efficiency ratio (i)/(j)	73.80%	73.22%	68.40%	70.02%	72.86%

36
ALERUS